MERRILL LYNCH
CALIFORNIA
INSURED
MUNICIPAL
BOND FUND



[FUND LOGO]

STRATEGIC
         Performance



Semi-Annual Report
February 28, 1997



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
California Insured
Municipal Bond Fund
Merrill Lynch California
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                             #16575 -- 2/97



Merrill Lynch California Insured Municipal Bond Fund   February 28, 1997

TO OUR SHAREHOLDERS

The Municipal Market Environment
During the three month period ended February 28, 1997, long-term municipal revenue bond yields rose moderately. As measured by the Bond Buyer Revenue Index, A-rated uninsured tax-exempt revenue bond yields increased approximately 15 basis points (0.15%) to 5.93%. During December 1996 and January 1997, evidence for continued strong economic growth increased inflationary fears and pushed fixed-income rates higher. Long-term tax-exempt bond yields rose to approximately 6% at the end of January 1997 before slightly declining during February. US Treasury bond yields followed a similar pattern, but exhibited far greater volatility. By late January 1997, US Treasury bond yields rose approximately 60 basis points to approximately 6.95% before falling modestly to end the February quarter at 6.80%. In total, US Treasury bond yields increased 45 basis points during the February quarter, while municipal bond yields rose approximately 15 basis points.

The municipal bond market's ability to withstand the pressure of higher bond yields in recent months was mainly the result of a continued strong technical position. During the six months ended February 28, 1997, approximately $100 billion in new long-term municipal securities was issued, essentially unchanged from issuance of a year earlier. Approximately $45 billion in tax-exempt bonds was issued during the quarter ended February 28,1997, representing a decline of approximately 8% compared to the quarter ended February 29, 1996. This declining trend has been even more pronounced thus far in 1997. During January and February 1997, slightly over $21 billion in new long-term municipal bonds was underwritten, a decline of over 15% from the first two months of 1996.

While the recent demand for long-term tax-exempt bonds has not been overwhelming, it was more than adequate to prevent the more significant yield increases seen in the taxable bond markets. In early January 1997, long-term investors did receive over $20 billion in coupon income, bond maturities and proceeds from early redemptions. Much of these monies, despite the continued lure of the equity market, was reallocated to the municipal bond market. Continued strong demand from certain insurance companies generated considerable scarcity of higher-rated tax-exempt bonds in the 15-year -- 20-year maturity sector. Additionally, the increasingly short supply of attractively priced municipal securities in the 25-year -- 30-year maturity sector prevented many institutional investors from raising large cash reserve positions. Scarce supply made the reinvestment of such positions uncertain and, given increased market volatility, the timing of such reinvestment became even more problematic.

Looking forward, the supply of new bond issuance in 1997 is expected to be very similar to that of 1996, with most annual estimates falling in the $170 billion -- $175 billion range. Investor demand is also expected to regain some of its former strength with 1997 total municipal redemptions (refundings, maturities and coupon payments) in the $175 billion -- $185 billion range. This overall balance suggests that the positive technical backdrop enjoyed in 1996 may continue in 1997. The near-term direction of interest rates remains uncertain. Recent renewed economic growth has not yet resulted in renewed inflationary pressures. The interest rate volatility seen in recent months, however, is likely to continue until either the rate of recent economic growth declines or the Federal Reserve Board raises interest rates to restrict further growth. The tax-exempt bond market's technical position, however, is likely to be strong enough for much of 1997 to continue to dampen much of this interest rate volatility. This suggests that municipal bond yields may continue to trade in a relatively narrow range, rewarding neither an overly aggressive nor defensive portfolio strategy.

Portfolio Strategy
We continue to manage Merrill Lynch California Insured Municipal Bond Fund with the strategy of providing both a high current yield of tax-exempt income combined with capital appreciation potential. The six months ended February 28, 1997 witnessed a fairly volatile environment for the fixed-income markets. However, throughout this period, the municipal bond market remained within a relatively identifiable trading range. We attempted to take advantage of this trading range by purchasing municipal revenue bonds, when available, as municipal interest rates approached 5.9%, and selling securities when interest rates declined into the neighborhood of 5.50%. At the lower end of this range, the demand for municipal securities has historically evaporated, limiting the risk/reward relationship for further appreciation in prices going forward.

We maintained an above-average industry level of current return within the portfolio mix in order to seek to provide a generous level of tax-exempt income. Also, this relatively high coupon structure serves the Fund well in periods of rising interest rates because these securities are less sensitive to negative price movements. We expect to keep the Fund within this trading range until there are clear signs of economic strength or weakness providing clues to the next move by the Federal Reserve Board and a corresponding change in the trend of short-term and long-term interest rates. Now that long-term US Treasury interest rates have breached 7%, we believe this situation provides an outstanding opportunity to pursue a more aggressive investment strategy. Long-term municipal bond yields near the 6% level would provide excellent value for long-term investors, and we would use that type of buying opportunity to become fully invested. We remain committed to maintaining a majority of total assets in AAA-enhanced securities because of the lack of any real credit quality spreads. Currently 92% of the Fund's net assets are rated AAA by at least one of the major rating agencies.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch California Insured Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/WALTER C. O'CONNOR
Walter C. O'Connor
Vice President and Portfolio Manager

April 7, 1997



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

(bullet) Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

(bullet) Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

(bullet) Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

(bullet) Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent Performance Results

                                                                                  12 Month    3 Month
                                                   2/28/97   11/30/96   2/29/96   % Change   % Change
Class A Shares*                                     $10.10     $10.19    $10.05     +0.50%    -0.88%
Class B Shares*                                      10.10      10.19     10.05     +0.50     -0.88
Class C Shares*                                      10.09      10.19     10.05     +0.40     -0.98
Class D Shares*                                      10.11      10.20     10.06     +0.50     -0.88
Class A Shares -- Total Return*                                                     +5.80(1)  +0.38(2)
Class B Shares -- Total Return*                                                     +5.26(3)  +0.25(4)
Class C Shares -- Total Return*                                                     +5.06(5)  +0.13(6)
Class D Shares -- Total Return*                                                     +5.69(7)  +0.35(8)
Class A Shares -- Standardized 30-day Yield           4.50%
Class B Shares -- Standardized 30-day Yield           4.18%
Class C Shares -- Standardized 30-day Yield           4.09%
Class D Shares -- Standardized 30-day Yield           4.41%

*   Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.514 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.127 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.464 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.115 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.454 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.112 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.505 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.125 per share ordinary income dividends.





Performance Summary -- Class A Shares

                              Net Asset Value           Capital Gains
Period Covered              Beginning     Ending         Distributed       Dividends Paid*      % Change**
2/26/93 -- 12/31/93          $10.00     $10.25               --               $0.450             + 7.18%
1994                          10.25       8.97               --                0.518             - 7.54
1995                           8.97      10.10               --                0.514             +18.73
1996                          10.10      10.09               --                0.510             + 5.17
1/1/97 -- 2/28/97             10.09      10.10               --                0.076             + 0.94
                                                                        Total $2.068
                                                          Cumulative total return as of 2/28/97: +24.91%**

*  Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not  include sales charge; results would be lower if sales charge was included.





Performance Summary -- Class B Shares

                             Net Asset Value            Capital Gains
Period Covered             Beginning     Ending          Distributed       Dividends Paid*      % Change**
2/26/93 -- 12/31/93         $10.00     $10.26                --               $0.407              + 6.83%
1994                         10.26       8.98                --                0.471              - 7.99
1995                          8.98      10.11                --                0.465              +18.12
1996                         10.11      10.10                --                0.460              + 4.64
1/1/97 -- 2/28/97            10.10      10.10                --                0.068              + 0.75
                                                                        Total $1.871
                                                           Cumulative total return as of 2/28/97: +22.40%**

*  Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.





Performance Summary -- Class C Shares

                              Net Asset Value          Capital Gains
Period Covered             Beginning     Ending         Distributed        Dividends Paid*      % Change**
10/21/94 -- 12/31/94        $9.19         $8.97             --                $0.091               - 1.38%
1995                         8.97         10.09             --                 0.455               +17.90
1996                        10.09         10.09             --                 0.450               + 4.64
1/1/97 -- 2/28/97           10.09         10.09             --                 0.067               + 0.74
                                                                        Total $1.063
                                                            Cumulative total return as of 2/28/97: +22.56%**

*  Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.





Performance Summary -- Class D Shares

                              Net Asset Value          Capital Gains
Period Covered             Beginning     Ending         Distributed        Dividends Paid*      % Change**
10/21/94 -- 12/31/94        $9.19         $8.98             --                $0.101               - 1.16%
1995                         8.98         10.11             --                 0.505               +18.60
1996                        10.11         10.10             --                 0.501               + 5.07
1/1/97 -- 2/28/97           10.10         10.11             --                 0.074               + 0.92
                                                                        Total $1.181
                                                            Cumulative total return as of 2/28/97: +24.30%**

*  Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.




Average Annual Total Return

                      % Return Without   % Return With
                        Sales Charge      Sales Charge**
Class A Shares*
Year Ended 12/31/96        +5.17%            +0.96%
Inception (2/26/93)
through 12/31/96           +5.70             +4.58

*  Maximum sales charge is 4%.
** Assuming maximum sales charge.


                          % Return           % Return
                        Without CDSC        With CDSC**
Class B Shares*
Year Ended 12/31/96        +4.64%            +0.64%
Inception (2/26/93)
through 12/31/96           +5.19             +4.97

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**  Assuming payment of applicable contingent deferred sales charge.


                          % Return          % Return
                         Without CDSC       With CDSC**
Class C Shares*
Year Ended 12/31/96        +4.64%            +3.64%
Inception (10/21/94)
through 12/31/96           +9.35             +9.35

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**  Assuming payment of applicable contingent deferred sales charge.


                     % Return Without     % Return With
                       Sales Charge       Sales Charge**
Class D Shares*
Year Ended 12/31/96        +5.07%            +0.86%
Inception (10/21/94)
through 12/31/96           +9.96             +7.93

*   Maximum sales charge is 4%.
**  Assuming maximum sales charge.




Merrill Lynch California Insured Municipal Bond Fund                                                           February 28, 1996

SCHEDULE OF INVESTMENTS                                                                                            (in Thousands)

  S&P   Moody's    Face                                                                                                  Value
Ratings Ratings    Amount                                            Issue                                              (Note 1a)

California -- 98.9%
AAA     Aaa       $15,010  Anaheim, California, Public Financing Authority, Lease Revenue Bonds
                           (Public Improvement Projects), Series C, 6.03%** due 9/01/2028 (f)                             $2,338
AAA     Aaa         1,000  Anaheim, California, Public Financing Authority, Tax Allocation Revenue Bonds, RITES,
                           8.97% due 12/28/2018 (d)(e)                                                                     1,159
AAA     Aaa         1,290  California Fairs Financing Authority Revenue Bonds, 6.50% due 7/01/2011 (f)                     1,401
AA-     Aa          1,965  California HFA, Home Mortgage Revenue Bonds, AMT, Series F-1, 7% due 8/01/2026                  2,086
                           California Health Facilities Financing Authority Revenue Bonds, Series A:
BB      Aaa         2,000  Refunding (Good Samaritan Health System), 7.50% due 5/01/2000 (g)                               2,227
AAA     Aaa         2,000  (Scripps Memorial Hospital), 6.375% due 10/01/2022 (d)                                          2,134
                           California Pollution Control Financing Authority, PCR, Refunding (Pacific Gas and
                           Electric), VRDN (a):
A1      NR*         1,700  AMT, Series G, 3.40% due 2/01/2016                                                              1,700
A1+     NR*         2,100  Series C, 3.35% due 11/01/2026                                                                  2,100
A1+     NR*           700  Series F, 3.35% due 11/01/2026                                                                    700
                           California Pollution Control Financing Authority, Resource Recovery Revenue Bonds,
                           VRDN, AMT (a):
NR*     Aa3           100  (Honey Lake Power Project), 3.35% due 9/01/2018                                                   100
NR*     P1            100  Refunding (Ultra Power Malaga Project), Series B, 3.35% due 4/01/2017                             100
A1+     VMIG1+      2,600  California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds
                           (Shell Oil Co. -- Martinez Project), VRDN, AMT, Series A, 3.40% due 10/01/2024 (a)              2,600
                           California State Public Works Board, Lease Revenue Bonds, Series A (g):
A       Aaa         2,000  (Department of Corrections -- Monterey County Soledad II), 7% due 11/01/2004                    2,353
AAA     Aaa         4,000  (Various University of California Projects), 6.40% due 12/01/2002 (b)                           4,482
AAA     Aaa         3,500  California State, Veterans' Bonds, AMT, UT, Series BD, BE and BF, 6.375% due 2/01/2027 (b)      3,604
A1      VMIG1+        900  California Statewide Community Development Authority Revenue Bonds, COP (Sutter Health
                           Obligation Group), VRDN, 3.25% due 7/01/2015 (a)(b)                                               900
                           Central Coast Water Authority, California, Revenue Bonds (State Water Project
                           Regional Facilities) (b):
AAA     Aaa         3,000  6.35% due 10/01/2002 (g)                                                                        3,347
AAA     Aaa         2,360  6.50% due 10/01/2002 (g)                                                                        2,650
AAA     Aaa         3,000  Refunding, Series A, 5% due 10/01/2022                                                          2,734
A1      VMIG1+        200  Chula Vista, California, IDR, Refunding (San Diego Gas), VRDN, Series A, 3.35% due
                           7/01/2021 (a)                                                                                     200
AAA     Aaa         1,200  Cucamonga County, California, Water District Facilities Refinancing Bonds, COP, 6.50%
                           due 9/01/2022 (c)                                                                               1,299
AAA     Aaa         4,000  El Cajon, California, Redevelopment Agency, Tax Allocation Bonds (El Cajon
                           Redevelopment Project), 6.60% due 10/01/2022 (b)                                                4,358
AAA     Aaa         2,500  Fresno, California, Sewer Revenue Bonds (Fowler Avenue Project), Series A, 6.25%
                           due 8/01/2011 (b)                                                                               2,659
AAA     Aaa         2,500  Industry, California, Urban Development Agency Refunding Bonds (Transportation District
                           Industrial Redevelopment Project 2), 6.50% due 11/01/2016 (d)                                   2,743
A+      Aa          2,000  Los Angeles, California, Department of Water and Power, Electric Plant Revenue Bonds,
                           Registered RITR, 8.687% due 2/01/2020 (e)                                                       2,225
                           Los Angeles, California, Harbor Department Revenue Bonds, AMT:
AAA     Aaa         2,000  RITR, 8.794% due 11/01/2026 (d)(e)                                                              2,222
AAA     Aaa         2,000  Series B, 6.625% due 8/01/2019 (b)                                                              2,164
AAA     Aaa         2,000  Los Angeles County, California, Metropolitan Transportation Authority, Sales Tax Revenue
                           Bonds (Proposition C), Second Series A, 5% due 7/01/2025 (b)                                    1,804
AAA     Aaa         1,000  Mesa, California, Consolidated Water District, COP (Water Project), 6.375% due 3/15/2012 (c)    1,067
AAA     Aaa         2,140  Mount Diablo, California, Unified School District, Community Facilities -- Special District
                           Tax No. 1 Bonds, 6.30% due 8/01/2022 (b)                                                        2,275
AAA     Aaa         2,500  Mountain View, California, Capital Improvements Financing Authority Revenue Bonds
                           (City Hall Community Theatre), 6.50% due 8/01/2016 (d)                                          2,715
AAA     Aaa         3,500  Northern California Public Power Agency, Revenue Refunding Bonds (Hydroelectric
                           Project No. 1), Series A, 6.25% due 7/01/2012 (d)                                               3,719
AAA     Aaa         3,000  Orchard, California, School District, GO, UT, Series A, 6.50% due 8/01/2019 (c)                 3,283
AAA     Aaa         1,500  Rancho, California, Water District Financing Authority, Revenue Refunding Bonds,
                           6.25% due 8/01/2012 (c)                                                                         1,593
                           Sacramento, California, Municipal Utility District, Electric Revenue Bonds:
AAA     Aaa         2,000  INFLOS, 8.868% due 8/15/2018 (c)(e)                                                             2,250
AAA     Aaa         3,000  Series B, 6.375% due 8/15/2022 (d)                                                              3,220
                           San Francisco, California, City and County Airport Commission, International Airport,
                           Revenue Refunding Bonds, Second Series:
AAA     Aaa         3,750  First Issue, 6.50% due 5/01/2013 (b)                                                            4,099
AAA     Aaa         2,500  Second Issue, 6.75% due 5/01/2020 (d)                                                           2,786
                           Stockton, California, Revenue Bonds, COP (Wastewater Treatment Plant Expansion),
                           Series A (c):
AAA     Aaa         2,500  6.70% due 9/01/2014                                                                             2,793
AAA     Aaa         2,500  6.80% due 9/01/2024 (h)                                                                         2,805
                           University of California Revenue Bonds (Multiple Purpose Projects), Series D (d):
AAA     Aaa         3,685  6.30% due 9/01/2015                                                                             3,933
AAA     Aaa         2,250  6.375% due 9/01/2019                                                                            2,410

Total Investments (Cost -- $92,998) -- 98.9%                                                                              97,337

Variation Margin on Financial Futures Contracts*** -- 0.0%                                                                     5

Other Assets Less Liabilities -- 1.1%                                                                                      1,099
                                                                                                                        --------
Net Assets -- 100.0%                                                                                                     $98,441
                                                                                                                        ========

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at February 28, 1997.
(b) AMBAC Insured.
(c) FGIC Insured.
(d) MBIA Insured.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at February 28, 1997.
(f) FSA Insured.
(g) Prerefunded.
(h) All or portion of security held as collateral in connection with open financial futures contracts.
*   Not Rated.
** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
*** Financial futures contracts purchased as of February 28, 1997
    (in thousands) were as follows:

                                                     Value
Number of                           Expiration      (Notes
Contracts          Issue              Date         1a & 1b)

   25        Municipal Bond Index  March 1997       $2,901

Total Financial Futures Contracts Purchased
(Total Contract Price -- $2,906)                    $2,901
                                                    ======

+   Highest short-term rating by Moody's Investors Service, Inc.

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch California Insured Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
GO     General Obligation Bonds
HFA    Housing Finance Agency
IDR    Industrial Development Revenue Bonds
INFLOS Inverse Floating Rate Municipal Bonds
PCR    Pollution Control Revenue Bonds
RITES  Residual Interest Tax-Exempt Securities
RITR   Residual Interest Trust Receipts
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes

See Notes to Financial Statements.





FINANCIAL INFORMATION

Statement of Assets and Liabilities as of February 28, 1997

Assets:              Investments, at value (identified cost -- $92,997,828) (Note 1a)                              $97,337,183
                     Cash                                                                                              155,124
                     Receivables:
                     Interest                                                                        $1,404,772
                     Beneficial interest sold                                                            49,461
                     Variation margin (Note 1b)                                                           5,469      1,459,702
                                                                                                    -----------
                     Deferred organization expenses (Note 1e)                                                           17,023
                     Prepaid registered fees and other assets (Note 1e)                                                 33,604
                                                                                                                   -----------
                     Total assets                                                                                   99,002,636
                                                                                                                   -----------
Liabilities:         Payables:
                     Beneficial interest redeemed                                                       291,656
                     Dividends to shareholders (Note 1f)                                                 75,121
                     Distributor (Note 2)                                                                31,222
                     Investment adviser (Note 2)                                                         18,832        416,831
                                                                                                    -----------
                     Accrued expenses and other liabilities                                                            144,356
                                                                                                                   -----------
                     Total liabilities                                                                                 561,187
                                                                                                                   -----------
Net Assets:          Net assets                                                                                    $98,441,449
                                                                                                                   ===========
Net Assets           Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:          shares authorized                                                                                $138,969
                     Class B Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized                                                                                 729,708
                     Class C Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized                                                                                  57,230
                     Class D Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized                                                                                  48,940
                     Paid-in capital in excess of par                                                               96,774,889
                     Accumulated realized capital losses on investments  -- net (Note 5)                            (3,642,517)
                     Unrealized appreciation on investments -- net                                                   4,334,230
                                                                                                                   -----------
                     Net assets                                                                                    $98,441,449
                                                                                                                   ===========
Net Asset Value:     Class A -- Based on net assets of $14,031,905 and 1,389,689 shares
                     of beneficial interest outstanding                                                                 $10.10
                                                                                                                   ===========
                     Class B -- Based on net assets of $73,687,736 and 7,297,083 shares
                     of beneficial interest outstanding                                                                 $10.10
                                                                                                                   ===========
                     Class C -- Based on net assets of $5,776,276 and 572,296 shares
                     of beneficial interest outstanding                                                                 $10.09
                                                                                                                   ===========
                     Class D -- Based on net assets of $4,945,532 and 489,403 shares
                     of beneficial interest outstanding                                                                 $10.11
                                                                                                                   ===========

                     See Notes to Financial Statements.





Statement of Operations

                                                                                                      For the Six Months Ended
                                                                                                             February 28, 1997

Investment Income    Interest and amortization of premium and discount earned                                       $2,727,418
(Note 1d):

Expenses:            Investment advisory fees (Note 2)                                                 $264,865
                     Account maintenance and distribution fees -- Class B (Note 2)                      182,093
                     Accounting services (Note 2)                                                        48,067
                     Registration fees (Note 1e)                                                         38,040
                     Professional fees                                                                   25,984
                     Printing and shareholder reports                                                    25,531
                     Account maintenance and distribution fees -- Class C (Note 2)                       14,709
                     Transfer agent fees -- Class B (Note 2)                                             12,038
                     Custodian fees                                                                       7,201
                     Amortization of organization expenses (Note 1e)                                      5,759
                     Pricing fees                                                                         3,303
                     Account maintenance fees -- Class D (Note 2)                                         2,262
                     Transfer agent fees -- Class A (Note 2)                                              1,854
                     Trustees' fees and expenses                                                          1,606
                     Transfer agent fees -- Class C (Note 2)                                                810
                     Transfer agent fees -- Class D (Note 2)                                                597
                     Other                                                                                1,658
                                                                                                     ----------
                     Total expenses before reimbursement                                                636,377
                     Reimbursement of expenses (Note 2)                                                (144,472)
                                                                                                     ----------
                     Total expenses after reimbursement                                                                491,905
                                                                                                                    ----------
                     Investment income -- net                                                                        2,235,513
                                                                                                                    ----------

Realized &           Realized gain on investments -- net                                                               522,345
Unrealized Gain on   Change in unrealized appreciation on investments -- net                                         2,005,991
Investments -- Net                                                                                                  ----------
(Notes 1b, 1d & 3):  Net Increase in Net Assets Resulting from Operations                                           $4,763,849
                                                                                                                    ==========

                     See Notes to Financial Statements.





Statements of Changes in Net Assets

                                                                                               For the Six      For the
                                                                                              Months Ended     Year Ended
                                                                                               February 28,     August 31,
Increase (Decrease) in Net Assets:                                                                 1997            1996

Operations:          Investment income -- net                                                   $2,235,513      $4,511,142
                     Realized gain on investments -- net                                           522,345         605,747
                     Change in unrealized appreciation on investments -- net                     2,005,991       1,181,849
                                                                                               -----------     -----------
                     Net increase in net assets resulting from operations                        4,763,849       6,298,738
                                                                                               -----------     -----------

Dividends to         Investment income -- net:
Shareholders         Class A                                                                      (355,514)       (752,385)
(Note 1f):           Class B                                                                    (1,658,593)     (3,437,910)
                     Class C                                                                      (109,181)       (161,469)
                     Class D                                                                      (112,225)       (159,378)
                                                                                               -----------     -----------
                     Net decrease in net assets resulting from dividends to shareholders        (2,235,513)     (4,511,142)
                                                                                               -----------     -----------

Beneficial Interest  Net increase (decrease) in net assets derived from beneficial
Transactions         interest transactions                                                        (766,530)      5,394,929
(Note 4):                                                                                      -----------     -----------

Net Assets:          Total increase in net assets                                                1,761,806       7,182,525
                     Beginning of period                                                        96,679,643      89,497,118
                                                                                               -----------     -----------
                     End of period                                                             $98,441,449     $96,679,643
                                                                                               ===========     ===========

                     See Notes to Financial Statements.





Financial Highlights

                                                                                          Class A
                                                                      For the                                 For the
                                                                        Six                                    Period
The following per share data and ratios have been derived              Months                                 Feb. 26,
from information provided in the financial statements.                 Ended            For the Year         1993+ to
                                                                      Feb. 28,          Ended August 31,      Aug. 31,
                                                                        1997      1996      1995      1994      1993
Increase (Decrease) in Net Asset Value:

Per Share         Net asset value, beginning of period                   $9.84     $9.65     $9.54    $10.23    $10.00
Operating                                                              -------   -------   -------   -------   -------
Performance:      Investment income -- net                                 .25       .52       .52       .51       .24
                  Realized and unrealized gain (loss) on
                  investments -- net                                       .26       .19       .11      (.65)      .23
                                                                       -------   -------   -------   -------   -------
                  Total from investment operations                         .51       .71       .63      (.14)      .47
                                                                       -------   -------   -------   -------   -------
                  Less dividends and distributions:
                  Investment income -- net                                (.25)     (.52)     (.52)     (.51)     (.24)
                  In excess of realized gain on
                  investments -- net                                        --        --        --      (.04)       --
                                                                       -------   -------   -------   -------   -------
                  Total dividends and distributions                       (.25)     (.52)     (.52)     (.55)     (.24)
                                                                       -------   -------   -------   -------   -------
                  Net asset value, end of period                        $10.10     $9.84     $9.65     $9.54    $10.23
                                                                       =======   =======   =======   =======   =======

Total Investment  Based on net asset value per share                      5.24%++   7.44%     6.94%    (1.44%)    4.81%++
Return:**                                                              =======   =======   =======   =======   =======

Ratios to         Expenses, net of reimbursement                           .60%*     .49%      .47%      .33%      .14%*
Average                                                                =======   =======   =======   =======   =======
Net Assets:       Expenses                                                 .90%*     .85%      .87%      .96%     1.06%*
                                                                       =======   =======   =======   =======   =======
                  Investment income -- net                                5.06%*    5.20%     5.53%     5.16%     4.80%*
                                                                       =======   =======   =======   =======   =======

Supplemental      Net assets, end of period (in thousands)             $14,032   $14,183   $14,204   $15,946   $17,105
Data:                                                                  =======   =======   =======   =======   =======
                  Portfolio turnover                                     22.97%    87.77%    61.53%    93.04%    74.26%
                                                                       =======   =======   =======   =======   =======

                  *  Annualized.
                  ** Total investment returns exclude the effect of sales loads.
                  +  Commencement of Operations.
                  ++ Aggregate total investment return.

                  See Notes to Financial Statements.





                                                                                         Class B
                                                                      For the                                 For the
                                                                        Six                                    Period
The following per share data and ratios have been derived              Months                                 Feb. 26,
from information provided in the financial statements.                 Ended            For the Year          1993+ to
                                                                      Feb. 28,         Ended August 31,        Aug. 31,
                                                                        1997      1996      1995      1994      1993
Increase (Decrease) in Net Asset Value:

Per Share         Net asset value, beginning of period                   $9.84     $9.65     $9.54    $10.23    $10.00
Operating                                                              -------   -------   -------   -------   -------
Performance:      Investment income -- net                                 .23       .47       .48       .46       .22
                  Realized and unrealized gain (loss) on
                  investments -- net                                       .26       .19       .11      (.65)      .23
                                                                       -------   -------   -------   -------   -------
                  Total from investment operations                         .49       .66       .59      (.19)      .45
                                                                       -------   -------   -------   -------   -------
                  Less dividends and distributions:
                  Investment income -- net                                (.23)     (.47)     (.48)     (.46)     (.22)
                  In excess of realized gain on
                  investments -- net                                        --        --        --      (.04)       --
                                                                       -------   -------   -------   -------   -------
                  Total dividends and distributions                       (.23)     (.47)     (.48)     (.50)     (.22)
                                                                       -------   -------   -------   -------   -------
                  Net asset value, end of period                        $10.10     $9.84     $9.65     $9.54    $10.23
                                                                       =======   =======   =======   =======   =======

Total Investment  Based on net asset value per share                      4.98%++   6.89%     6.38%    (1.93%)    4.56%++
Return:**                                                              =======   =======   =======   =======   =======

Ratios to         Expenses, net of reimbursement                          1.11%*     .99%      .97%      .83%      .64%*
Average                                                                =======   =======   =======   =======   =======
Net Assets:       Expenses                                                1.41%*    1.36%     1.38%     1.48%     1.56%*
                                                                       =======   =======   =======   =======   =======
                  Investment income -- net                                4.55%*    4.69%     5.02%     4.67%     4.31%*
                                                                       =======   =======   =======   =======   =======

Supplemental      Net assets, end of period (in thousands)             $73,688   $73,292   $71,670   $74,982   $72,861
Data:                                                                  =======   =======   =======   =======   =======
                  Portfolio turnover                                     22.97%    87.77%    61.53%    93.04%    74.26%
                                                                       =======   =======   =======   =======   =======

                  *  Annualized.
                  ** Total investment returns exclude the effect of sales loads.
                  +  Commencement of Operations.
                  ++ Aggregate total investment return.

                  See Notes to Financial Statements.




                                                                                Class C
                                                                      For the             For the
                                                                        Six     For the    Period
                                                                       Months     Year    Oct. 21,
The following per share data and ratios have been derived              Ended     Ended    1994+ to
from information provided in the financial statements.                Feb. 28,  Aug. 31,  Aug. 31,
                                                                        1997      1996      1995
Increase (Decrease) in Net Asset Value:

Per Share         Net asset value, beginning of period                   $9.84     $9.64     $9.19
Operating                                                              -------   -------   -------
Performance:      Investment income -- net                                 .22       .46       .39
                  Realized and unrealized gain on investments -- net       .25       .20       .45
                                                                       -------   -------   -------
                  Total from investment operations                         .47       .66       .84
                                                                       -------   -------   -------
                  Less dividends from investment income -- net            (.22)     (.46)     (.39)
                                                                       -------   -------   -------
                  Net asset value, end of period                        $10.09     $9.84     $9.64
                                                                       =======   =======   =======

Total Investment  Based on net asset value per share                      4.82%++   6.90%     9.38%++
Return:**                                                              =======   =======   =======

Ratios to Average Expenses, net of reimbursement                          1.21%*    1.10%     1.09%*
Net Assets:                                                            =======   =======   =======
                  Expenses                                                1.51%*    1.46%     1.49%*
                                                                       =======   =======   =======
                  Investment income -- net                                4.45%*    4.59%     4.76%*
                                                                       =======   =======   =======

Supplemental      Net assets, end of period (in thousands)              $5,776    $4,901    $1,778
Data:                                                                  =======   =======   =======
                  Portfolio turnover                                     22.97%    87.77%    61.53%
                                                                       =======   =======   =======

                  *  Annualized.
                  ** Total investment returns exlude the effect of sales loads.
                  +  Commencement of Operations.
                  ++ Aggregate total investment return.

                  See Notes to Financial Statements.





                                                                                 Class D
                                                                        For the             For the
                                                                          Six     For the    Period
                                                                         Months     Year    Oct. 21,
The following per share data and ratios have been derived                Ended     Ended    1994+ to
from information provided in the financial statements.                  Feb. 28,  Aug. 31,  Aug. 31,
                                                                          1997      1996      1995
Increase (Decrease) in Net Asset Value:

Per Share          Net asset value, beginning of period                   $9.85     $9.65     $9.19
Operating                                                               -------   -------   -------
Performance:       Investment income -- net                                 .25       .51       .44
                   Realized and unrealized gain on investments -- net       .26       .20       .46
                                                                        -------   -------   -------
                   Total from investment operations                         .51       .71       .90
                                                                        -------   -------   -------
                   Less dividends from investment income -- net            (.25)     (.51)     (.44)
                                                                        -------   -------   -------
                   Net asset value, end of period                        $10.11     $9.85     $9.65
                                                                        =======   =======   =======

Total Investment   Based on net asset value per share                      5.18%++   7.44%     9.99%++
Return:**                                                               =======   =======   =======

Ratios to Average  Expenses, net of reimbursement                           .70%*     .59%      .57%*
Net Assets:                                                             =======   =======   =======
                   Expenses                                                1.00%*     .95%      .97%*
                                                                        =======   =======   =======
                   Investment income -- net                                4.96%*    5.09%     5.33%*
                                                                        =======   =======   =======

Supplemental       Net assets, end of period (in thousands)              $4,945    $4,304    $1,845
Data:                                                                   =======   =======   =======
                   Portfolio turnover                                     22.97%    87.77%    61.53%
                                                                        =======   =======   =======

                   *  Annualized.
                   ** Total investment returns exlude the effect of sales loads.
                   +  Commencement of Operations.
                   ++ Aggregate total investment return.

                   See Notes to Financial Statements.




Merrill Lynch California Insured Municipal Bond Fund   February 28, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch California Insured Municipal Bond Fund (the "Fund") is part of Merrill Lynch California Municipal Series Trust (the "Trust"). The Fund is financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued on an amortized cost basis, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

(bullet) Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. For the six months ended February 28, 1997, FAM earned fees of $264,865, of which $144,472 was voluntarily waived.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                    Account           Distribution
                                Maintenance Fee           Fee

Class B                             0.25%                0.25%
Class C                             0.25%                0.35%
Class D                             0.10%                  --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended February 28, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                  MLFD         MLPF&S

Class A           $125         $  965
Class D           $327         $2,073

For the six months ended February 28, 1997, MLPF&S received contingent deferred sales charges of $86,709 and $1,086 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 1997 were $20,996,490 and $26,281,130, respectively.

Net realized and unrealized gains (losses) as of February 28, 1997 were as follows:

                                  Realized                 Unrealized
                                   Gains                 Gains (Losses)

Long-term investments            $485,233                   $4,339,355
Financial futures contracts        37,112                       (5,125)
                                 --------                   ----------
Total                            $522,345                   $4,334,230
                                 ========                   ==========

As of February 28, 1997, net unrealized appreciation for Federal income tax purposes aggregated $4,339,355, of which $4,431,068 related to appreciated securities and $91,713 related to depreciated securities. The aggregate cost of investments at February 28, 1997 for Federal income tax purposes was $92,997,828.

4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions was $(766,530) and $5,394,929 for the six months ended February 28, 1997 and for the year ended August 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Six Months                           Dollar
Ended February 28, 1997                  Shares             Amount

Shares sold                              18,099          $ 180,607
Shares issued to shareholders
in reinvestment of dividends             13,418            134,601
                                       --------          ---------
Total issued                             31,517            315,208
Shares redeemed                         (83,238)          (834,173)
                                       --------          ---------
Net decrease                            (51,721)         $(518,965)
                                       ========          =========

Class A Shares for the Year                                 Dollar
Ended August 31, 1996                    Shares             Amount

Shares sold                             192,761         $1,890,855
Shares issued to shareholders
in reinvestment of dividends             28,926            285,031
                                       --------          ---------
Total issued                            221,687          2,175,886
Shares redeemed                        (252,553)        (2,492,063)
                                      ---------         ----------
Net decrease                            (30,866)        $ (316,177)
                                      =========         ==========

Class B Shares for the Six Months                           Dollar
Ended February 28, 1997                  Shares             Amount

Shares sold                             568,297        $ 5,685,337
Shares issued to shareholders
in reinvestment of dividends             68,130            683,488
                                      ---------         ----------
Total issued                            636,427          6,368,825
Automatic conversion of shares          (26,997)          (273,150)
Shares redeemed                        (760,520)        (7,616,531)
                                      ---------         ----------
Net decrease                           (151,090)       $(1,520,856)
                                      =========         ==========

Class B Shares for the Year                                 Dollar
Ended August 31, 1996                    Shares             Amount

Shares sold                           1,369,886        $13,477,417
Shares issued to shareholders
in reinvestment of dividends            155,360          1,531,776
                                    -----------        -----------
Total issued                          1,525,246         15,009,193
Automatic conversion of shares          (35,131)          (353,395)
Shares redeemed                      (1,469,919)       (14,486,720)
                                    -----------        -----------
Net increase                             20,196        $   169,078
                                      =========        ===========

Class C Shares for the Six Months                           Dollar
Ended February 28, 1997                  Shares             Amount

Shares sold                             170,033        $ 1,708,211
Shares issued to shareholders
in reinvestment of dividends              7,256             72,767
                                    -----------        -----------
Total issued                            177,289          1,780,978
Shares redeemed                        (103,303)        (1,035,001)
                                    -----------        -----------
Net increase                             73,986        $   745,977
                                    ===========        ===========

Class C Shares for the Year                                 Dollar
Ended August 31, 1996                    Shares             Amount

Shares sold                             424,343        $ 4,215,073
Shares issued to shareholders
in reinvestment of dividends             11,412            112,281
                                    -----------        -----------
Total issued                            435,755          4,327,354
Shares redeemed                        (121,901)        (1,209,318)
                                    -----------        -----------
Net increase                            313,854        $ 3,118,036
                                    ===========        ===========

Class D Shares for the Six Months                           Dollar
Ended February 28, 1997                  Shares             Amount

Shares sold                              35,041        $   350,153
Automatic conversion of shares           26,979            273,150
Shares issued to shareholders
in reinvestment of dividends              8,133             81,663
                                    -----------        -----------
Total issued                             70,153            704,966
Shares redeemed                         (17,822)          (177,652)
                                    -----------        -----------
Net increase                             52,331        $   527,314
                                    ===========        ===========

Class D Shares for the Year                                 Dollar
Ended August 31, 1996                    Shares             Amount

Shares sold                             263,889        $ 2,602,675
Automatic conversion of shares           35,107            353,395
Shares issued to shareholders
in reinvestment of dividends             10,947            107,791
                                    -----------        -----------
Total issued                            309,943          3,063,861
Shares redeemed                         (63,998)          (639,869)
                                    -----------        -----------
Net increase                            245,945        $ 2,423,992
                                    ===========        ===========

5. Capital Loss Carryforward:
At August 31, 1996, the Fund had a net capital loss carryforward of approximately $3,966,000, of which $2,950,000 expires in 2003 and $1,016,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, New York 10286

Transfer Agent

Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863